[logo] M F S(SM)
INVESTMENT MANAGEMENT                                              ANNUAL REPORT
   We invented the mutual fund(SM)                                FOR YEAR ENDED
                                                                 AUGUST 31, 1996
--------------------------------------------------------------------------------



                            MFS(R) EQUITY INCOME FUND

                     MFS(R) RESEARCH GROWTH AND INCOME FUND

                             MFS(R) CORE GROWTH FUND

                          MFS(R) AGGRESSIVE GROWTH FUND

                        MFS(R) SPECIAL OPPORTUNITIES FUND

MFS(R) INCUBATOR FUNDS
MFS(R) EQUITY INCOME FUND
MFS(R) RESEARCH GROWTH AND INCOME FUND
MFS(R) CORE GROWTH FUND
MFS(R) AGGRESSIVE GROWTH FUND
MFS(R) SPECIAL OPPORTUNITIES FUND

TRUSTEES                                              FUND MANAGERS*
A. Keith Brodkin* - Chairman and President            John F. Brennan
                                                      Christian A. Felipe
Richard B. Bailey* - Private Investor;                John D. Laupheimer, Jr.
Former Chairman and Director (until 1991),            Robert J. Manning
Massachusetts Financial Services Company;             Lisa B. Nurme
Director, Cambridge Bancorp; Director,                Kevin R. Parke
Cambridge Trust Company                               Stephen Pesek

Marshall N. Cohan - Private Investor                  TREASURER
                                                      W. Thomas London*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                ASSISTANT TREASURER
Professor of Surgery, Harvard Medical School          James O. Yost*

The Hon. Sir J. David Gibbons, KBE - Chief            SECRETARY
Executive Officer, Edmund Gibbons Ltd.;               Stephen E. Cavan*
Chairman, Bank of N.T. Butterfield & Son Ltd.
                                                      ASSISTANT SECRETARY
Abby M. O'Neill - Private Investor; Director,         James R. Bordewick, Jr.*
Rockefeller Financial Services, Inc.
(investment advisers)                                 CUSTODIAN
                                                      State Street Bank and Trust Company
Walter E. Robb, III - President and
Treasurer, Benchmark Advisors, Inc.                   AUDITORS
(corporate financial consultants); President,         Ernst & Young LLP
Benchmark Consulting Group, Inc. (office
services); Trustee, Landmark Funds (mutual            INVESTOR INFORMATION
funds)                                                For MFS stock and bond market outlooks, call
                                                      toll free: 1-800-637-4458 anytime from a
Arnold D. Scott* - Senior Executive Vice              touch-tone telephone.
President, Director and Secretary,
Massachusetts Financial Services Company              For information on MFS mutual funds, call
                                                      your financial adviser or, for an information
Jeffrey L. Shames* - President and Director,          kit, call toll free: 1-800-637-2929 any
Massachusetts Financial Services Company              business day from 9 a.m. to 5 p.m. Eastern
                                                      time (or leave a message anytime).
J. Dale Sherratt - President, Insight
Resources, Inc. (acquisition planning                 INVESTOR SERVICE
specialists)                                          MFS Service Center, Inc.
                                                      P.O. Box 2281
Ward Smith - Former Chairman (until 1994),            Boston, MA 02107-9906
NACCO Industries; Director, Sundstrand
Corporation                                           For general information, call toll free:
                                                      1-800-225-2606 any business day from 8 a.m.
INVESTMENT ADVISER                                    to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                   For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                 call toll free: 1-800-637-6576 any business
                                                      day from 9 a.m. to 5 p.m. Eastern time.
DISTRIBUTOR
MFS Fund Distributors, Inc.                           To use this service, your phone must be
500 Boylston Street                                   equipped with a Telecommunications Device for
Boston, MA 02116-3741                                 the Deaf.

WEB SITE                                              For share prices, account balances, and
http://www.mfs.com                                    exchanges, call toll free: 1-800-MFS-TALK
                                                      (1-800-637-8255) anytime from a touch-tone
*Affiliated with the Investment Adviser               telephone.

LETTER FROM THE CHAIRMAN

Dear Shareholders:

MFS Equity Income Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Aggressive Growth Fund, and MFS Special Opportunities Fund, commenced operations on January 2, 1996. From that date through August 31, 1996, the Funds Class A shares at net asset value provided the following total returns, all of which assume the reinvestment of any distributions: MFS EQUITY INCOME FUND, 10.7%; MFS RESEARCH GROWTH AND INCOME FUND, 11.3%; MFS CORE GROWTH FUND, 23.3%; and MFS SPECIAL OPPORTUNITIES FUND, 13.6%. The returns for these four Funds compare to a 7.45% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance. MFS AGGRESSIVE GROWTH FUND'S 22.6% total return compares to a return of 6.57% for the Russell 2000 Total Return Index (the Russell Index), an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company stocks which are traded on the New York Stock Exchange, the American Stock Exchange, and the National Association of Security Dealers Automated Quotron System, NASDAQ. A discussion of each Fund's investments can be found in the Fund Managers' Overviews section of this report.

Economic Environment

The U.S. economy in 1996 appears to have settled into a pattern of moderate growth and inflation -- two factors that we think may be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. Real growth in gross domestic product has started the year at a rate exceeding our expectations. While we continue to believe that growth from quarter to quarter will be uneven, it is now our expectation that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to be impressive as the automobile and housing markets remain resilient. Consumer spending has also been positively impacted by widespread job growth. However, the economies of Europe and Japan continue to be in the doldrums, weakening the U.S. export markets while subduing the capital spending plans of American corporations.

Stock Market

While we do not expect the U.S. stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market this year. Although we believe the equity market represents fair value at current levels, the expected slowdown in the growth of corporate earnings and the increases in interest rates experienced so far this year have raised some near-term concerns, as was seen in July's stock market correction. Further increases in interest rates, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the longer-term health of the equity market. We continue to believe that many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

Bond Market

In the bond market, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. However, should signs of economic growth and, particularly, of higher inflation continue, we would expect the Fed to maintain its anti-inflationary stance. In the beginning of the year, the bond market traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reportsand low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the strength of the economy with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income markets are fairly valued.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    -----------------------------------
    A. Keith Brodkin
    Chairman and President

September 19, 1996

FUND MANAGERS' OVERVIEWS

MFS EQUITY INCOME FUND

The Fund's performance was favorably impacted by significant weightings in four sectors: financial services, industrial goods and services, energy, and basic materials. Financial services' performance was led by bank stocks such as Southern National, Chase, and Bank of Boston, whose strong regional franchises and merger-related cost cutting supported our outlook for strong earnings growth. The industrial goods and services sector benefited from strong performance from such stocks as United Technologies and Honeywell, both took advantage of the growing global demand for new airplanes. Energy sector performance was underpinned by significant holdings in British Petroleum and gas pipeline stocks such as Sonat, PanEnergy, and El Paso. The pipelines have been helped by higher natural gas commodity pricing as well as by consolidation within the industry. The basic materials sector contributed to performance with the help of significant holdings in specialty chemical and material stocks such as BetzDearborn and Hexcel. These companies typically do well late in the economic cycle and, in the case of Hexcel, have benefited from the strength of the emerging commercial airplane trend.

     The Fund continues to seek holdings in companies that provide attractive dividend yields and reasonable valuations, characteristics that we believe could provide downside support in a volatile market. Additionally, the Fund continues to favor holdings in companies that we feel have significant opportunities to improve returns through cyclical improvement as well as through actions specific to each company. Overall, holdings remain focused on the energy, financial services, utilities and communications, and industrial goods and services sectors. The Fund has reduced its exposure somewhat to financial services given the strong performance of many of these stocks, and has decreased the previous overweighting in the sector. The Fund increased its exposure to the energy sector and to the consumer staples sector, given the defensive nature of these businesses. Within the utilities and communications sector, the Fund's holdings are focused on low-cost, high-quality electric utilities and local distribution companies in the natural gas and propane businesses.

/s/ Lisa B. Nurme
    ------------------------------
    Lisa B. Nurme
    Fund Manager

MFS RESEARCH GROWTH AND INCOME FUND

The Fund's top holdings are in basic materials, consumer staples, technology, and health care. Within basic materials, the Fund is invested in the industrial gas company Praxair. We believe Praxair could outperform other specialty chemical companies within the gas industry due to higher top line growth, solid supply/demand fundamentals, and attractive economics. Du Pont & Co., another of the Fund's top holdings, is another basic materials company that has benefited from similar trends. We continue to believe both companies could have favorable performance over the long term.

     The Fund retains Microsoft Corp. as one of its top securities. We believe Microsoft could maintain its market dominance in the software industry through enhancement of existing offerings and the development of new products. Within the consumer staples sector, the Fund holds tobacco industry giant Philip Morris, which has continued to demonstrate steady growth at reasonable valuations despite the recent negative press on the tobacco industry.

/s/ Kevin R. Parke
    --------------------------------
    Kevin R. Parke
    Director of Research

Certain MFS Research Analysts, acting as a committee, are responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

MFS CORE GROWTH FUND

The Fund's portfolio is built from the bottom up, based on individual stock selection. Many of the holdings generally fit within four major categories. First, the Fund seeks companies with high unit growth, whose organic volume growth helps support above-average revenue growth. The second theme includes companies which we believe could exhibit accelerated earnings growth driven by new product cycles and/or acquisitions that contribute to growth. Third, the Fund seeks companies that appear able to control their destiny via internal change, such as through cost cutting or consolidation. This encompasses companies with the potential to make higher-than-average levels of incremental internal investment. Finally, the Fund seeks companies which, in our opinion, have the potential to benefit from a fundamental mismatch in the balance between supply and demand.

/s/ John D. Laupheimer                         /s/ Stephen Pesek
    -----------------------------                  --------------------------
    John D. Laupheimer, Jr.                        Stephen Pesek
    Fund Manager                                   Fund Manager

MFS AGGRESSIVE GROWTH FUND

The Fund's performance versus the Russell Index was a result of favorable stock selections in two major sectors: telecommunications and media. Both of these sectors benefited from recent government deregulation of the entire radio, television and cable, long-distance, and local telephone markets. We anticipate the result could be a consolidation in the media and telephone markets and major capital spending increases for the Regional Bell Operating Companies (RBOCs). Two of the Fund's radio holdings, American Radio and Clear Channel, made major purchases of media assets, and the anticipated pricing power created by these combinations has increased the prices of their stocks.

     The deregulation of the local and long-distance telephone markets also benefited many of the Fund's holdings. Companies such as MCI are believed to be important resellers of long-distance services to the major RBOCs, and their stock prices have risen on this basis. Also, their need to protect their local markets from competition from cable companies has led to a massive increase in capital spending by the RBOCs. Our holdings in Tellabs and U.S. Robotics have been major beneficiaries of this trend.

     Looking ahead, we anticipate an intensified pace to these developments, and we plan to maintain and add to our holdings in companies we believe will benefit from these events.

/s/ Christian A. Felipe
    --------------------------------
    Christian A. Felipe
    Fund Manager

MFS SPECIAL OPPORTUNITIES FUND

The favorable performance of the Fund versus the S&P 500 was a result of significant exposure to several top-performing industries including: industrial goods, which advanced 12%; gaming and lodging, up 31.1%; radio and television broadcasting; and retailing, up 21.3%. Our stock selection also aided performance, with EZ Communications, a radio broadcaster; Promus Hotel Corp., a hotel franchiser; BE Aerospace, a commercial aerospace company; and New World Communications, a television broadcaster, having particularly significant impact.

     We continue to use a value-oriented approach to investing. A portion of the Fund's assets is invested in turnaround situations and bankruptcy workouts, while the balance is invested in companies with solid growth prospects at what we believe are reasonable valuations.

/s/ John F. Brennan                             /s/ Robert J. Manning
    ----------------------------                -----------------------------
    John F. Brennan                                 Robert J. Manning
    Fund Manager                                    Fund Manager

FUND MANAGERS PROFILE

JOHN BRENNAN has been a member of the MFS investment staff since 1985. A graduate of the University of Rhode Island and Stanford University's Graduate School of Business Administration, he began his career at MFS as an industry specialist and was promoted to Assistant Vice President -- Investments in 1987. He was named Vice President -- Investments in 1988 and Senior Vice President -- Investments in 1995.

CHRISTIAN FELIPE joined MFS in 1986. A graduate of U.C.L.A. and the University of Pennsylvania's Wharton School of Finance and Commerce, he was named Investment Officer in 1987, Assistant Vice President -- Investments in 1988, Vice President Investments in 1989 and Senior Vice President in 1996.

JOHN LAUPHEIMER joined MFS in 1981 as an industry specialist. A graduate of Boston University and the Sloan School of Management of the Massachusetts Institute of Technology, he was named Investment Officer in 1983, Assistant Vice President -- Investments in 1984, Vice President -- Investments in 1986, and Senior Vice President in 1995.

ROBERT MANNING began his career at MFS in 1984 as a research analyst in the High Yield Bond Department. A graduate of the University of Lowell and Boston College's Graduate School of Management, he was named Vice President -- Investments in 1988 and Senior Vice President in 1993.

LISA NURME joined MFS in 1987 as a research analyst. She was named Investment Officer in 1990, Assistant Vice President -- Investments in 1991, and Vice President -- Investments in 1992. Ms. Nurme is a graduate of the University of North Carolina.

STEPHEN PESEK joined MFS as a research analyst and was named Vice President -- Investments in 1994. He is a graduate of the University of Pennsylvania and Columbia University.

KEVIN PARKE joined the MFS Research Department in 1985 as an industry specialist. A graduate of Lehigh University and the Harvard University Graduate School of Business Administration, he was named Assistant Vice President -- Investments in 1987, Vice President -- Investments in 1988, Senior Vice President -- Investments in 1993 and Director of Research in 1995. Mr. Parke became a Fund Manager of Massachusetts Investors Trust in 1992.

INVESTMENT OBJECTIVES AND POLICIES

Currently each Fund only offers Class A shares for sale, which are available for purchase at net asset value only by certain retirement plans established for the benefit of employees of MFS and its affiliates and certain of their family members who are also residents of the Commonwealth of Massachusetts.

MFS EQUITY INCOME FUND

The objective of the Fund is to achieve a yield that exceeds the yield of the S&P 500. In selecting investments, the Fund also considers the potential for capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in income-producing equity securities. The Fund may also invest up to 35% of its total assets in fixed-income securities, including up to 20% of its net assets in fixed-income securities rated BB or lower by Standard & Poor's Rating Group or Fitch Investors Service, Inc., or Ba or lower by Moody's Investors Service, Inc.

MFS RESEARCH GROWTH AND INCOME FUND

The objective of the Fund is long-term growth of capital, current income, and growth of income. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies which offer earnings growth potential while paying current dividends. The Fund may also invest up to 35% of its total assets in fixed-income securities, which do not pay current dividends but which offer prospects for growth of capital and future income. In addition, the Fund may invest up to 35% of its net assets in foreign equity securities which are not traded on a U.S. exchange.

MFS CORE GROWTH FUND

The objective of the Fund is long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of well-known and established companies who have above-average growth potential. The Fund may also invest up to 35% of its total assets in equity securities of companies in the developing stages of their life cycles that offer the potential for accelerated earnings or revenue growth (emerging growth companies).

MFS AGGRESSIVE GROWTH FUND

The objective of the Fund is capital appreciation. Under normal market conditions, the Fund invests substantially all of its assets in equity securities of companies which have above-average growth potential. The Fund may invest in companies of any size, including smaller, lesser-known companies in the developing stages of their life cycles that offer the potential for accelerated earnings or revenue growth (emerging growth companies). In addition, the Fund may invest up to 35% of its net assets in foreign equity securities which are not traded on a U.S. exchange.

MFS SPECIAL OPPORTUNITIES FUND

The objective of the Fund is capital appreciation. Under normal market conditions, the Fund invests substantially all of its assets in equity and fixed-income securities which represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer. The Fund may invest a substantial amount of its assets in U.S. government securities when, in the judgment of the Investment Adviser, securities with the potential for significant capital appreciation are not available for purchase by the Fund.

TAX FORM SUMMARY
FEDERAL INCOME TAX INFORMATION

Fund                                               Dividend Received Deduction
------------------------------------------------------------------------------
Equity Income Fund                                                      57.79%
Research Growth and Income Fund                                         11.71%
Core Growth Fund                                                         1.45%
Aggressive Growth Fund                                                   0.78%
Special Opportunities Fund                                               3.90%

PORTFOLIO OF INVESTMENTS - August 31, 1996

MFS EQUITY INCOME FUND
Common Stocks - 88.1%
------------------------------------------------------------------------------
Issuer                                                      Shares       Value
------------------------------------------------------------------------------
U.S. Stocks - 82.6%
  Aerospace - 3.1%
    United Technologies Corp.                                  130    $ 14,658
------------------------------------------------------------------------------
  Automotive - 2.4%
    Ford Motor Co.                                             120    $  4,020
    Goodrich (B.F.) Co.                                        200       7,500
                                                                      --------
                                                                      $ 11,520
------------------------------------------------------------------------------
  Banks and Credit Companies - 8.5%
    Bank of Boston Corp.                                       200    $ 10,550
    Chase Manhattan Corp.                                       60       4,462
    Medallion Financial Corp.*                                 400       5,150
    National City Corp.                                        200       7,525
    Southern National Corp.                                    200       6,250
    Union Planters Corp.                                       200       6,575
                                                                      --------
                                                                      $ 40,512
------------------------------------------------------------------------------
  Chemicals - 9.3%
    Air Products & Chemicals, Inc.                             100    $  5,475
    Betz Laboratories, Inc.                                    300      14,737
    Dexter Corp.                                               500      14,563
    Olin Corp.                                                  60       4,755
    Witco Corp.                                                160       4,840
                                                                      --------
                                                                      $ 44,370
------------------------------------------------------------------------------
  Consumer Goods and Services - 2.3%
    Colgate-Palmolive Co.                                       60    $  4,875
    Philip Morris (Cos.), Inc.                                  70       6,283
                                                                      --------
                                                                      $ 11,158
------------------------------------------------------------------------------
  Electrical Equipment - 2.1%
    Honeywell, Inc.                                            100    $  5,813
    Hubbell, Inc.                                              120       4,335
                                                                      --------
                                                                      $ 10,148
------------------------------------------------------------------------------
  Electronics - 1.7%
    General Electric Co.                                       100    $  8,313
------------------------------------------------------------------------------
  Financial Institutions - 1.0%
    Bank United Corp., "A"*                                    200    $  4,825
------------------------------------------------------------------------------
  Food and Beverage Products - 3.2%
    General Mills, Inc.                                        100    $  5,500
    Hormel Foods Corp.                                         250       5,312
    PepsiCo, Inc.                                              160       4,600
                                                                      --------
                                                                      $ 15,412
------------------------------------------------------------------------------
  Forest and Paper Products - 1.2%
    Schweitzer-Mauduit International, Inc.                     180    $  5,760
------------------------------------------------------------------------------
  Insurance - 1.0%
    CIGNA Corp.                                                 40    $  4,645
------------------------------------------------------------------------------
  Machinery - 1.8%
    Cooper Industries, Inc.                                    100    $  4,050
    Manitowoc, Inc.                                            150       4,706
                                                                      --------
                                                                      $  8,756
------------------------------------------------------------------------------
  Medical and Health Products - 3.1%
    Abbott Laboratories, Inc.                                  100    $  4,513
    American Home Products Corp.                                90       5,332
    Rhone-Poulenc Rorer, Inc.                                   70       4,926
                                                                      --------
                                                                      $ 14,771
------------------------------------------------------------------------------
  Metals and Minerals - 0.7%
    Century Aluminum Co.                                       200    $  3,200
------------------------------------------------------------------------------
  Oil Services - 1.7%
    McDermott International, Inc.                              400    $  8,300
------------------------------------------------------------------------------
  Oils - 8.6%
    Atlantic Richfield Co.                                      40    $  4,670
    Exxon Corp.                                                 60       4,883
    Mobil Corp.                                                 50       5,638
    Occidental Petroleum Corp.                                 300       6,975
    Panhandle Eastern Corp.                                    250       8,281
    USX-Marathon Group                                         500      10,437
                                                                      --------
                                                                      $ 40,884
------------------------------------------------------------------------------
  Pharmaceuticals - 1.1%
    Pharmacia & Upjohn, Inc.                                   125    $  5,250
------------------------------------------------------------------------------
  Photographic Products - 2.0%
    Eastman Kodak Co.                                          130    $  9,425
------------------------------------------------------------------------------
  Printing and Publishing - 1.4%
    Gannett Co., Inc.                                          100    $  6,700
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 4.1%
    American General Hospitality Corp.*                        250    $  4,406
    Hospitality Property Trust                                 170       4,547
    Storage Trust Reality                                      200       4,375
                                                                      --------
                                                                      $ 13,328
------------------------------------------------------------------------------
  Restaurants and Lodging - 1.2%
    Mandarin Oriental                                        4,000    $  5,560
------------------------------------------------------------------------------
  Special Products and Services - 5.0%
    Dimon, Inc.                                                300    $  5,513
    Sherwin Williams Co.                                       150       6,562
    UST, Inc.                                                  180       5,400
    Westpoint Stevens, Inc.                                    250       6,531
                                                                      --------
                                                                      $ 24,006
------------------------------------------------------------------------------
  Stores - 1.1%
    Sears, Roebuck & Co.                                       120    $  5,280
------------------------------------------------------------------------------
  Transportation - 1.0%
    Sea Containers Ltd., "A"                                   250    $  4,688
------------------------------------------------------------------------------
  Utilities - Electric - 5.2%
    Allegheny Power Systems, Inc.                              150    $  4,444
    Cinergy Corp.                                              150       4,500
    FPL Group, Inc.                                            100       4,425
    Pinnacle West Capital Corp.                                200       5,750
    Portland General Corp.                                     150       5,437
                                                                      --------
                                                                      $ 24,556
------------------------------------------------------------------------------
  Utilities - Gas - 3.8%
    El Paso Natural Gas Co.                                    150    $  6,244
    Sonat, Inc.                                                250      11,031
    UGI Corp.                                                  300       7,013
                                                                      --------
                                                                      $ 24,288
------------------------------------------------------------------------------
  Utilities - Telephone - 5.0%
    Ameritech Corp.                                             50    $  2,581
    BellSouth Corp.                                            120       4,350
    Carolina Power & Light Co.                                 100       3,488
    GTE Corp.                                                  150       5,906
    MCI Communications Corp.                                   300       7,537
                                                                      --------
                                                                      $ 23,862
------------------------------------------------------------------------------
Total U.S. Stocks                                                     $394,175
------------------------------------------------------------------------------
Foreign Stocks - 5.5%
  Canada - 1.0%
    Canadian National Railway Co.                              250    $  4,781
------------------------------------------------------------------------------
  New Zealand - 1.1%
    Lion Nathan Ltd. (Food and Beverage Products)            2,000    $  5,284
------------------------------------------------------------------------------
  United Kingdom - 2.9%
    British Petroleum PLC, ADR (Oils)                           70    $  8,242
    SmithKline Beecham PLC, ADR (Pharmaceuticals)              100       5,825
                                                                      --------
                                                                      $ 14,067
------------------------------------------------------------------------------
  Peru - 0.5%
    Telefonica Delaware Peru S.A., ADR (Utilities - Telephone) 100    $  2,338
------------------------------------------------------------------------------
Total Foreign Stocks                                                  $ 26,470
------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $398,978)                       $420,645
------------------------------------------------------------------------------

Convertible Preferred Stocks - 2.9%
------------------------------------------------------------------------------
  Matewan Bancshares, Inc., 7.5s (Banks and
    Credit Companies)                                          150    $  3,862
  Unocal Corp., 7s (Oil Services)                              100       5,750
  Williams Cos., Inc., 3.5s (Pipelines)                         50       4,000
------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified
  Cost, $12,881)                                                      $ 13,612
------------------------------------------------------------------------------

Preferred Stocks - 4.4%
------------------------------------------------------------------------------
  Case Corp. (Machinery)                                        50    $  5,762
  Merrill Lynch & Co Inc. (Financial Institutions)             100       4,300
  MCN Corp. (Utilities - Gas)                                  200       5,550
  Penncorp Financial Group Inc.## (Insurance)                  100       5,438
------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $19,921)                     $ 21,050
------------------------------------------------------------------------------

Convertible Bonds - 4.1%
------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                               (000 Omitted)       Value
------------------------------------------------------------------------------
  Fieldcrest Cannon Industries, 6s, 3/15/2012
    (Textiles)                                             $10,000    $  7,350
  Midcom Communications Inc, 8.25s, 8/15/2003
    (Telecommunications)
    (Identified Cost, $5,000)                                5,000       5,625
  Hexcel Corp New, 7s, 8/1/2003 (Diversified
    Manufacturer)
    (Identified Cost, $5,000)                                5,000       6,519
------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $17,052)                    $ 19,494
------------------------------------------------------------------------------
Total Investments (Identified Cost, $448,832)                         $474,801

Other Assets, Less Liabilities - 0.5%                                    2,579
------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $477,380
------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1996

MFS RESEARCH GROWTH AND INCOME FUND
Common Stocks - 95.4%
------------------------------------------------------------------------------
Issuer                                                      Shares       Value
------------------------------------------------------------------------------
U.S. Stocks - 83.3%
  Aerospace - 4.1%
    General Dynamics Corp.                                     100    $  6,412
    Lockheed-Martin Corp.                                       50       4,206
    McDonnell Douglas Corp.                                     80       4,010
    United Technologies Corp.                                   50       5,638
                                                                      --------
                                                                      $ 20,266
------------------------------------------------------------------------------
  Agricultural Products  - 1.0%
    Case Corp.                                                 110    $  5,005
------------------------------------------------------------------------------
  Apparel and Textiles - 0.8%
    Nike, Inc., "B"                                             35    $  3,780
------------------------------------------------------------------------------
  Automotive - 1.5%
    Goodrich (B.F.) Co.                                        190    $  7,125
------------------------------------------------------------------------------
  Banks and Credit Companies - 3.2%
    Bank of Boston Corp.                                       110    $  5,802
    Chase Manhattan Corp.                                       52       3,868
    Fleet/Norstar Financial Group, Inc.                        150       6,262
                                                                      --------
                                                                      $ 15,932
------------------------------------------------------------------------------
  Business Machines - 0.9%
    Gateway 2000, Inc.*                                        100    $  4,456
------------------------------------------------------------------------------
  Business Services - 1.5%
    Alco Standard Corp.                                        100    $  4,363
    DST Systems, Inc.*                                         100       3,075
                                                                      --------
                                                                      $  7,438
------------------------------------------------------------------------------
  Chemicals - 5.7%
    Air Products & Chemicals, Inc.                             100    $  5,475
    du Pont (E. I.) de Nemours & Co.                           120       9,855
    Grace (W. R.) & Co.                                         70       4,594
    Praxair, Inc.                                              200       8,225
                                                                      --------
                                                                      $ 28,149
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.3%
    First Data Corp.                                            50    $  3,900
    Microsoft Corp.*                                            60       7,350
                                                                      --------
                                                                      $ 11,250
------------------------------------------------------------------------------
  Computer Software - Systems - 2.1%
    Digital Equipment Corp.*                                   100    $  3,863
    Oracle Systems Corp.*                                      180       6,345
                                                                      --------
                                                                      $ 10,208
------------------------------------------------------------------------------
  Consumer Goods and Services - 10.3%
    Colgate-Palmolive Co.                                       80    $  6,500
    Estee Lauder Cos., "A"*                                    100       4,300
    Gillette Co.                                                90       5,737
    Philip Morris Cos., Inc.                                   120      10,770
    Procter & Gamble Co.                                        50       4,444
    Revlon, Inc., "A"*                                         100       2,988
    Sherwin-Williams Co.                                       100       4,375
    Tyco International Ltd.                                    100       4,225
    UST, Inc.                                                  240       7,200
                                                                      --------
                                                                      $ 50,539
------------------------------------------------------------------------------
  Electrical Equipment - 0.7%
    Honeywell, Inc.                                             60    $  3,488
------------------------------------------------------------------------------
  Electronics - 1.3%
    Analog Devices, Inc.*                                      150    $  3,619
    Atmel Corp.*                                               100       2,587
                                                                      --------
                                                                      $  6,206
------------------------------------------------------------------------------
  Entertainment - 0.4%
    Showboat, Inc.                                             100    $  1,988
------------------------------------------------------------------------------
  Financial Institutions - 2.4%
    Advanta Corp., "B"                                         100    $  4,450
    Bank United Corp., "A"*                                    100       2,413
    Corestates Financial Corp.                                 120       4,965
                                                                      --------
                                                                      $ 11,828
------------------------------------------------------------------------------
  Financial Services - 1.0%
    Medallion Financial Corp.*                                 400    $  5,150
------------------------------------------------------------------------------
  Food and Beverage Products - 1.4%
    Chiquita Brands International, Inc.                        200    $  2,525
    McCormick & Co., Inc.                                      100       2,050
    Tyson Foods Inc.                                           100       2,425
                                                                      --------
                                                                      $  7,000
------------------------------------------------------------------------------
  Forest and Paper Products - 1.1%
    Kimberly-Clark Corp.                                        70    $  5,486
------------------------------------------------------------------------------
  Insurance - 3.9%
    Chartwell Realty Corp.                                     100    $  2,525
    CIGNA Corp.                                                 50       5,806
    IPC Holdings Ltd.                                          100       2,063
    LaSalle Reassurance Holdings Ltd.                           20         465
    Penncorp Financial Group, Inc.                             140       4,270
    Transamerica Corp.                                          60       4,087
                                                                      --------
                                                                      $ 19,216
------------------------------------------------------------------------------
  Machinery - 1.1%
    Deere & Co., Inc.                                          130    $  5,168
------------------------------------------------------------------------------
  Medical and Health Products - 5.3%
    Baxter International, Inc.                                 195    $  8,702
    Guidant Corp.                                              100       5,075
    Lilly (Eli) & Co.                                           60       3,435
    Rhone-Poulenc Rorer, Inc.                                  100       7,037
    Ventritex, Inc.*                                           150       2,044
                                                                      --------
                                                                      $ 26,293
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.2%
    Coventry Corp.*                                            200    $  2,637
    Pacificare Health Systems, Inc., "A"*                       30       2,288
    Riscorp, Inc., "A"*                                        100       1,375
    Safeguard Health Enterprises, Inc.*                        100       1,850
    St. Jude Medical, Inc.*                                    200       7,175
    United Healthcare Corp.                                    140       5,407
                                                                      --------
                                                                      $ 20,732
------------------------------------------------------------------------------
  Metals and Minerals - 0.6%
    Aluminum Company of America                                 50    $  3,106
------------------------------------------------------------------------------
  Oils - 3.7%
    Belco Oil & Gas Corp.*                                      80    $  2,200
    Exxon Corp.                                                 60       4,882
    Mobil Corp.                                                 60       6,765
    Newfield Exploration Co.*                                  100       4,462
                                                                      --------
                                                                      $ 18,309
------------------------------------------------------------------------------
  Pharmaceuticals - 0.9%
    Pharmacia & Upjohn, Inc.                                   100    $  4,200
------------------------------------------------------------------------------
  Printing and Publishing - 2.0%
    Gannett Co., Inc.                                           80    $  5,360
    Scripps (E.W.) Co., "A"                                    100       4,450
                                                                      --------
                                                                      $  9,810
------------------------------------------------------------------------------
  Railroads - 2.2%
    Burlington Northern Santa Fe                                60    $  4,800
    CSX Corp.                                                  120       6,075
                                                                      --------
                                                                      $ 10,875
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 4.2%
    American General Hospitality Corp.*                        250    $  4,406
    Equity Inns, Inc.                                          300       3,750
    Public Storage, Inc.                                       200       4,300
    Storage Trust Reality                                      200       4,375
    Winston Hotels                                             300       3,712
                                                                      --------
                                                                      $ 20,543
------------------------------------------------------------------------------
  Restaurants and Lodging - 2.1%
    HFS, Inc.*                                                 100    $  5,988
    Host Marriott Corp.                                        300       4,125
                                                                      --------
                                                                      $ 10,113
------------------------------------------------------------------------------
  Stores - 2.8%
    CompUSA, Inc.*                                             100    $  4,012
    Lowes Co., Inc.                                            150       5,419
    Sears, Roebuck & Co.                                       100       4,400
                                                                      --------
                                                                      $ 13,831
------------------------------------------------------------------------------
  Supermarkets - 0.7%
    Safeway, Inc.*                                             100    $  3,625
------------------------------------------------------------------------------
  Telecommunications - 1.5%
    Glenayre Technologies, Inc.*                               100    $  3,675
    Lucent Technologies, Inc.                                  100       3,688
                                                                      --------
                                                                      $  7,363
------------------------------------------------------------------------------
  Utilities - Electric - 1.7%
    CMS Energy Corp.                                           100    $  2,987
    Illinova Corp.                                             100       2,613
    Pinnacle West Capital Corp.                                100       2,875
                                                                      --------
                                                                      $  8,475
------------------------------------------------------------------------------
  Utilities - Gas - 1.9%
    Coastal Corp.                                              150    $  5,944
    Panenergy Corp.                                            100       3,313
                                                                      --------
                                                                      $  9,257
------------------------------------------------------------------------------
  Utilities - Telephone - 2.8%
    BellSouth Corp.                                            100    $  3,625
    GTE Corp.                                                  100       3,937
    MCI Communications Corp.                                   250       6,281
                                                                      --------
                                                                      $ 13,843
------------------------------------------------------------------------------
Total U.S. Stocks                                                     $410,053
------------------------------------------------------------------------------
Foreign Stocks - 12.1%
  Denmark - 0.5%
    ISS International Service System, "B"
      (Special Products and Services)                          100    $  2,605
------------------------------------------------------------------------------
  Finland - 0.8%
    Huhtamaki Oy (Conglomerates)                               100    $  3,846
------------------------------------------------------------------------------
  France - 0.3%
    Union des Assurances Federales S.A.
      (Broadcasting)                                            15    $  1,720
------------------------------------------------------------------------------
  Hong Kong - 3.3%
    Cafe De Coral Holding (Electrical Equipment)            18,000    $  5,005
    Giordano International Ltd. (Financial Institutions)     2,000       1,655
    Liu Chong Hing Bank (Financial Institutions)             4,000       5,639
    Wharf Holdings (Real Estate)                             1,000       3,777
                                                                      --------
                                                                      $ 16,076
------------------------------------------------------------------------------
  Italy - 0.3%
    Telecom Italia S.p.A. - RNC (Utilities - Telephone)      1,300    $  1,584
------------------------------------------------------------------------------
  Philippines - 0.2%
    Pilipino Telephone (Telecommunications)                    900    $  1,187
------------------------------------------------------------------------------
  Singapore - 0.7%
    Hong Leong Finance (Financial Services)+                 1,000    $  3,370
------------------------------------------------------------------------------
  Sweden - 2.2%
    Astra AB, Free Shares, "B" (Pharmaceuticals)               100    $  4,138
    Ericsson AB (Telecommunications)                           100       2,333
    Sparbanken Sverige AB (Banking)                            350       4,360
                                                                      --------
                                                                      $ 10,831
------------------------------------------------------------------------------
  Switzerland - 1.3%
    Ciba Geigy AG (Medical and Health Products)                  5    $  6,307
------------------------------------------------------------------------------
  United Kingdom - 2.5%
    Jarvis Hotels PLC (Lodging)*+                            1,300    $  3,288
    Kwik-Fit Holdings PLC (Auto Repair Centers)                700       2,765
    Lloyds TSB Group PLC (Finance)                             400       2,338
    PowerGen - 195 (Utilities - Electric)                      500       3,950
                                                                      --------
                                                                      $ 12,341
------------------------------------------------------------------------------
Total Foreign Stocks                                                  $ 59,867
------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $463,265)                       $469,920
------------------------------------------------------------------------------

Short Term Obligation - 4.1%
------------------------------------------------------------------------------
                                                  Principal Amount
                                                     (000 Omitted)
------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 9/03/96
    at Amortized Cost                                         $ 20    $ 19,994
------------------------------------------------------------------------------
Total Investments (Identified Cost, $483,259)                         $489,914

Other Assets, Less Liabilities - 0.5%                                    2,399
------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $492,313
------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1996

MFS CORE GROWTH FUND
Common Stocks - 85.4%
------------------------------------------------------------------------------
Issuer                                                      Shares       Value
------------------------------------------------------------------------------
U.S. Stocks - 81.9%
  Aerospace - 1.2%
    United Technologies Corp.                                   75    $  8,456
------------------------------------------------------------------------------
  Automotive - 2.1%
    Goodrich (B.F.) Co.                                        200    $  7,500
    Harley-Davidson, Inc.                                      175       7,175
                                                                      --------
                                                                      $ 14,675
------------------------------------------------------------------------------
  Business Machines - 2.5%
    Gateway 2000, Inc.*                                        200    $  8,913
    Sun Microsystems, Inc.*                                    150       8,156
                                                                      --------
                                                                      $ 17,069
------------------------------------------------------------------------------
  Business Services - 10.9%
    Alco Standard Corp.                                        225    $  9,816
    Barret Business Services, Inc.*                            400       7,900
    Ceridian Corp.*                                            150       6,394
    Computer Sciences Corp.*                                   150      10,500
    CUC International, Inc.*                                   200       6,875
    DST Systems, Inc.*                                         250       7,688
    Loewen Group, Inc.                                         325       9,587
    Registry, Inc.*                                            100       3,325
    RemedyTemp, Inc.*                                          100       1,875
    Technology Solutions Co.*                                  375      11,062
                                                                      --------
                                                                      $ 75,022
------------------------------------------------------------------------------
  Chemicals - 1.2%
    Praxair, Inc.                                              200    $  8,225
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.6%
    Electronic Arts, Inc.*                                     250    $  7,719
    First Data Corp.                                           130      10,140
                                                                      --------
                                                                      $ 17,859
------------------------------------------------------------------------------
  Computer Software - Systems - 6.8%
    Adobe Systems, Inc.                                        200    $  6,975
    BMC Software, Inc.*                                        150      11,175
    Computer Associates International, Inc.                    200      10,500
    Informix Corp.*                                            250       5,625
    Oracle Systems Corp.*                                      200       7,050
    System Software Associates, Inc.                           500       5,250
                                                                      --------
                                                                      $ 46,575
------------------------------------------------------------------------------
  Consumer Goods and Services - 4.6%
    Colgate-Palmolive Co.                                       75    $  6,094
    Philip Morris Cos., Inc.                                    75       6,731
    Schweitzer-Mauduit International, Inc.                     300       9,600
    Tyco International Ltd.                                    225       9,506
                                                                      --------
                                                                      $ 31,931
------------------------------------------------------------------------------
  Electronics - 7.9%
    Altera Corp.*                                              200    $  8,800
    Analog Devices, Inc.                                       400       9,650
    Atmel Corp.*                                               125       3,234
    DuPont Photomasks, Inc.*                                   100       2,300
    Intel Corp.                                                125       9,977
    LSI Logic Corp.*                                           175       3,828
    Microchip Technology, Inc.*                                200       7,350
    Xilinx, Inc.*                                              250       8,750
                                                                      --------
                                                                      $ 53,889
------------------------------------------------------------------------------
  Entertainment - 1.4%
    American Radio Systems Corp., "A"*                          25    $    888
    Golden Bear Golf, Inc.*                                    100       2,025
    Jacor Communications, Inc.*                                200       6,700
                                                                      --------
                                                                      $  9,613
------------------------------------------------------------------------------
  Financial Institutions - 2.6%
    Beneficial Corp.                                           100    $  5,637
    Finova Group, Inc.                                         100       5,500
    Green Tree Financial Corp.                                 200       6,950
                                                                      --------
                                                                      $ 18,087
------------------------------------------------------------------------------
  Food and Beverage Products - 1.8%
    Interstate Bakeries Corp.                                  200    $  6,050
    McCormick & Co., Inc.                                      300       6,150
                                                                      --------
                                                                      $ 12,200
------------------------------------------------------------------------------
  Forest and Paper Products  - 1.1%
    Kimberly-Clark Corp.                                       100    $  7,838
------------------------------------------------------------------------------
  Insurance - 1.1%
    Equitable of Iowa Cos.                                     200    $  7,350
------------------------------------------------------------------------------
  Machinery - 1.1%
    Idex Corp.                                                 200    $  7,425
------------------------------------------------------------------------------
  Medical and Health Products - 3.6%
    Lilly (Eli) & Co.                                          100    $  5,725
    Rhone-Poulenc Rorer, Inc.                                  150      10,556
    Ventritex, Inc.*                                           600       8,175
                                                                      --------
                                                                      $ 24,456
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 7.1%
    Coventry Corp.*                                            600    $  7,913
    Healthsouth Corp.*                                         300       9,712
    Pacificare Health Systems, Inc., "B"*                      130      10,465
    Safeguard Health Enterprises, Inc.*                        300       5,550
    St. Jude Medical, Inc.*                                    150       5,381
    United Healthcare Corp.                                    250       9,656
                                                                      --------
                                                                      $ 48,677
------------------------------------------------------------------------------
  Metals and Minerals - 0.6%
    Oregon Metallurgical Corp.*                                 50    $  1,488
    Titanium Metals Corp.*                                     100       2,387
                                                                      --------
                                                                      $  3,875
------------------------------------------------------------------------------
  Oils - 1.0%
    Panhandle Eastern Corp.                                    200    $  6,625
------------------------------------------------------------------------------
  Printing and Publishing - 2.4%
    Harte-Hanks Communications, Inc.                           200    $  5,100
    Scripps (E.W.) Co., "A"                                    150       6,675
    Tribune Co.                                                 70       5,031
                                                                      --------
                                                                      $ 16,806
------------------------------------------------------------------------------
  Railroads - 2.2%
    Burlington Northern Santa Fe Railway Co.                    75    $  6,000
    Wisconsin Central Transportation Corp.*                    250       8,812
                                                                      --------
                                                                      $ 14,812
------------------------------------------------------------------------------
  Restaurants and Lodging - 1.3%
    HFS, Inc.*                                                 150    $  8,981
------------------------------------------------------------------------------
  Special Products and Services - 0.9%
    YES! Entertainment Corp.*                                  500    $  6,188
------------------------------------------------------------------------------
  Stores - 5.9%
    AutoZone, Inc.*                                            200    $  5,450
    Dollar Tree Stores, Inc.*                                  200       6,400
    Gymboree Corp.*                                            400      11,550
    Payless ShoeSource, Inc.*                                  100       3,512
    Sears, Roebuck & Co.                                       100       4,400
    Staples, Inc.*                                             300       5,925
    Talbots, Inc.                                              100       3,425
                                                                      --------
                                                                      $ 40,662
------------------------------------------------------------------------------
  Supermarkets - 1.6%
    Safeway, Inc.*                                             300    $ 10,875
------------------------------------------------------------------------------
  Telecommunications - 5.3%
    3Com Corp.*                                                100    $  4,675
    Cable Design Technologies Corp.*                           200       7,100
    Cabletron Systems, Inc.*                                   100       6,100
    Cisco Systems, Inc.*                                       200      10,550
    U.S. Robotics Corp.*                                       150       7,875
                                                                      --------
                                                                      $ 36,300
------------------------------------------------------------------------------
  Utilities - Telephone - 1.1%
    MCI Communications Corp.                                   300    $  7,538
------------------------------------------------------------------------------
Total U.S. Stocks                                                     $562,009
------------------------------------------------------------------------------
Foreign Stocks - 3.5%
  Germany - 0.6%
    Adidas AG (Consumer Goods and Services)                     50    $  4,298
------------------------------------------------------------------------------
  Sweden - 1.8%
    Astra AB, ADR "A", (Medical and Health Products)           100    $  4,188
    Astra AB, Free Shares, "B" (Medical and Health Products)   100       4,137
    Nobel Biocare AB (Medical and Health Products)             200       3,805
                                                                      --------
                                                                      $ 12,130
------------------------------------------------------------------------------
  United Kingdom - 1.1%
    Danka Business Systems PLC, ADR (Business Services)        250    $  7,281
------------------------------------------------------------------------------
Total Foreign Stocks                                                  $ 23,709
------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $567,763)                       $585,718
------------------------------------------------------------------------------

Short Term Obligation - 13.8%
------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                               (000 Omitted)       Value
------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 9/03/96
    at Amortized Cost                                         $ 95    $ 94,973
------------------------------------------------------------------------------
Total Investments (Identified Cost, $662,736)                         $680,691

Other Assets, Less Liabilities - 0.8%                                    5,459
------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $686,150
------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1996

MFS AGGRESSIVE GROWTH FUND
Common Stocks - 96.1%
--------------------------------------------------------------------------
Issuer                                                Shares         Value
--------------------------------------------------------------------------
U.S. Stocks - 94.9%
  Advertising - 0.1%
    Lamar Advertising Co., "A"                           100   $     2,800
    Universal Outdoor Holdings, Inc.*                    100         3,050
                                                               -----------
                                                               $     5,850
--------------------------------------------------------------------------
  Apparel and Textiles - 0.3%
    Nike, Inc., "B"                                      250   $    27,000
--------------------------------------------------------------------------
  Business Machines - 4.5%
    Affiliated Computer Services, Inc., "A"*             500   $    27,125
    Sun Microsystems, Inc.*                            7,900       429,562
                                                               -----------
                                                               $   456,687
--------------------------------------------------------------------------
  Business Services - 3.2%
    Alco Standard Corp.                                1,000   $    43,625
    Ceridian Corp.*                                    1,000        42,625
    Computer Sciences Corp.*                             500        35,000
    CUC International, Inc.*                           1,000        34,375
    DST Systems, Inc.*                                 3,000        92,250
    First USA Paymentech, Inc.*                          100         3,775
    Interim Services, Inc.                             1,760        71,720
    National Processing, Inc.                            100         1,713
                                                               -----------
                                                               $   325,083
--------------------------------------------------------------------------
  Cellular Telephones - 0.3%
    AirTouch Communications, Inc.*                     1,000   $    27,500
--------------------------------------------------------------------------
  Computer Software - Personal Computers - 5.3%
    First Data Corp.                                   1,000   $    78,000
    Microsoft Corp.*                                   3,750       459,375
                                                               -----------
                                                               $   537,375
--------------------------------------------------------------------------
  Computer Software - Systems - 21.1%
    Adobe Systems, Inc.                                  500   $    17,438
    BMC Software, Inc.*                                6,900       514,050
    Cadence Design Systems, Inc.*                      6,000       177,750
    CCC Information Services Group, Inc.*                100         1,850
    Computer Associates International, Inc.           10,000       525,000
    Compuware Corp.*                                   3,100       133,300
    Informix Corp.*                                    3,000        67,500
    Netscape Communications Corp.                      1,500        53,062
    Oracle Systems Corp.*                              9,000       317,250
    Softquad International, Inc.*                      7,500        35,508
    Spyglass, Inc.                                     3,000        49,875
    Sterling Software, Inc.                              300        20,362
    Sybase, Inc.*                                      8,000       128,875
    Synopsys, Inc.*                                    1,500        57,000
    USCS International, Inc.*                          2,000        38,750
                                                               -----------
                                                               $ 2,137,570
--------------------------------------------------------------------------
  Consumer Goods and Services - 2.5%
    Consolidated Cigar Holdings, Inc.*                   100   $     3,150
    Revlon, Inc., "A"*                                 5,000       149,375
    Service Corp. International                        1,000        56,375
    Tyco International Ltd.                            1,000        42,250
                                                               -----------
                                                               $   251,150
--------------------------------------------------------------------------
  Electronics - 3.5%
    Atmel Corp.*                                       2,000   $    51,750
    Intel Corp.                                        2,000       159,625
    LSI Logic Corp.*                                   4,500        98,437
    Xilinx, Inc.*                                      1,400        49,000
                                                               -----------
                                                               $   358,812
--------------------------------------------------------------------------
  Entertainment - 7.3%
    American Radio Systems Corp., "A"*                   500   $    17,750
    Chancellor Broadcast Corp., "A"*                     100         3,750
    Clear Channel Communications, Inc.*                1,300       107,087
    Disney (Walt) Co.                                    500        28,500
    Harrah's Entertainment, Inc.*                     10,000       190,000
    Infinity Broadcasting Corp., "A"*                  3,250        88,969
    Jacor Communications, Inc.*                        1,000        33,500
    LIN Television Corp.*                              5,000       178,750
    Mirage Resorts, Inc.*                              2,000        46,500
    Renaissance Communications Corp.                   1,000        35,250
    Viacom, Inc., "B"*                                   345        10,868
                                                               -----------
                                                               $   740,924
--------------------------------------------------------------------------
  Financial Institutions - 4.3%
    Associates First Capital Corp., "A"                  400   $    15,800
    Federal Home Loan Mortgage Corp.                     250        22,094
    Franklin Resources, Inc.                           6,000       357,000
    Hambrecht & Quist Group, Inc.*                       100         1,675
    MBNA Corp.                                         1,000        30,375
    Merrill Lynch & Co., Inc.                            100         6,125
    Schwab (Charles) Corp.                               250         6,250
                                                               -----------
                                                               $   439,319
--------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
    PepsiCo, Inc.                                        500   $    14,375
--------------------------------------------------------------------------
  Insurance - 0.5%
    Equitable of Iowa Cos.                             1,500   $    55,125
--------------------------------------------------------------------------
  Medical and Health Products - 3.5%
    Boston Scientific Corp.                            1,000   $    45,875
    Guidant Corp.                                        500        25,375
    Johnson & Johnson                                  1,000        49,250
    Pfizer, Inc.                                       1,000        71,000
    Rhone-Poulenc Rorer, Inc.                          1,500       105,563
    Schering Plough Corp.                              1,000        55,875
                                                               -----------
                                                               $   352,938
--------------------------------------------------------------------------
  Medical and Health Technology and Services - 7.8%
    Cardinal Health, Inc.                                500   $    36,688
    Genesis Health Ventures, Inc.*                     2,000        51,000
    Health Management Associates, Inc., "A"*           2,000        45,500
    Healthsouth Corp.*                                 5,500       178,062
    Lincare Holdings, Inc.*                            1,500        55,969
    Oxford Health Plans, Inc.*                           500        22,875
    Pacificare Health Systems, Inc., "B"*              3,000       241,500
    St. Jude Medical, Inc.*                            1,000        35,875
    United Healthcare Corp.                            2,000        77,250
    Vivra, Inc.*                                       1,500        45,187
                                                               -----------
                                                               $   789,906
--------------------------------------------------------------------------
  Oil Services - 0.2%
    Schlumberger Ltd.                                    250   $    21,094
--------------------------------------------------------------------------
  Pollution Control - 0.2%
    Sanifill, Inc.*                                      500   $    23,188
--------------------------------------------------------------------------
  Printing and Publishing - 4.0%
    Gannett Co., Inc.                                  5,000   $   335,000
    Tribune Co.                                        1,000        71,875
                                                               -----------
                                                               $   406,875
--------------------------------------------------------------------------
  Restaurants and Lodging - 3.7%
    HFS, Inc.*                                         2,000   $   119,750
    Interstate Hotels Co.                                200         4,725
    Marriot International, Inc.                        1,000        54,875
    McDonalds Corp.                                      250        11,594
    Outback Steakhouse, Inc.*                          1,000        28,250
    Promus Hotel Corp.*                                5,100       153,637
                                                               -----------
                                                               $   372,831
--------------------------------------------------------------------------
  Stores - 7.7%
    AutoZone, Inc.*                                    1,000   $    27,250
    General Nutrition Cos., Inc.*                      4,000        59,000
    Gymboree Corp.*                                    2,000        57,750
    Home Depot, Inc.                                   2,000       106,250
    Micro Warehouse, Inc.*                             5,500       147,812
    Office Depot, Inc.*                                7,500       119,062
    Officemax, Inc.*                                   3,750        52,500
    Sunglass Hut International, Inc.                     500         7,875
    Talbots, Inc.                                        250         8,563
    Thrifty Payless Holdings, Inc., "B"*               6,000        96,750
    Travis Boats and Motors, Inc.*                    10,000        94,688
                                                               -----------
                                                               $   777,500
--------------------------------------------------------------------------
  Telecommunications - 12.7%
    Bay Networks, Inc.*                                  500   $    13,750
    Cabletron Systems, Inc.*                           5,500       335,500
    Cisco Systems, Inc.*                               5,000       263,750
    Glenayre Technologies, Inc.*                       2,500        91,875
    Lucent Technologies, Inc.                          2,000        73,750
    McLeod, Inc., "A"*                                   200         5,775
    MFS Communications, Inc.                             500        21,187
    Rogers Cantel Mobile Co., "B"*                     1,000        20,500
    Shiva Corp.*                                       1,000        50,500
    Sterling Commerce, Inc.*                             100         3,100
    Tellabs, Inc.*                                       200        12,675
    U.S. Robotics Corp.*                               7,500       393,750
    U.S. Satellite Broadcasting Co., Inc., "A"*          100         2,900
                                                               -----------
                                                               $ 1,289,012
--------------------------------------------------------------------------
  Utilities - Telephone - 2.1%
    MCI Communications Corp.                           8,500   $   213,563
--------------------------------------------------------------------------
Total U.S. Stocks                                              $ 9,623,677
--------------------------------------------------------------------------
Foreign Stocks - 1.2%
  France
    Dassault Systems S.A., ADR (Computer
      Software - Systems)                                100   $     3,875
--------------------------------------------------------------------------
  Germany - 1.5%
    Sap AG, Preferred (Computer Software - Systems) 750 $ 122,898 Sap Aktiengesellschsft, ADR##
      (Computer Software - Systems)                      600        32,550
                                                               -----------
                                                               $   155,448
--------------------------------------------------------------------------
  Italy - 0.5%
    Fila Holdings S.p.A., ADR (Apparel
      and Textiles)                                      500   $    48,500
--------------------------------------------------------------------------
  Sweden - 0.4%
    Astra AB, Free, "B" (Medical and Health Products)  1,000   $    41,374
--------------------------------------------------------------------------
Total Foreign Stocks                                           $   249,197
--------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $9,587,379)              $ 9,872,874
--------------------------------------------------------------------------

Warrant - 1.9%
--------------------------------------------------------------------------
  Intel Corp. (Electronics) (Identified
    Cost, $188,912)                                    4,500   $   188,437
--------------------------------------------------------------------------

Convertible Preferred Stock - 0.3%
--------------------------------------------------------------------------
  American Radio Systems Corp., 7s##
    (Entertainment) (Identified Cost, $30,000)           600   $    31,500
--------------------------------------------------------------------------

Short Term Obligation - 1.5%
--------------------------------------------------------------------------
                                            Principal Amount
                                               (000 Omitted)
--------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 9/3/96
    at Amortized Cost                                   $150   $   149,957
--------------------------------------------------------------------------
Total Investments (Identified Cost, $9,956,248)                $10,242,768

Other Assets, Less Liabilities - (1.0)%                            (98,085)
--------------------------------------------------------------------------
Net Assets - 100.0%                                            $10,144,683
--------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1996

MFS SPECIAL OPPORTUNITIES FUND
Common Stocks - 90.0%
--------------------------------------------------------------------------
Issuer                                                 Shares        Value
--------------------------------------------------------------------------
U.S. Stocks - 86.9%
  Advertising - 0.1%
    Lamar Advertising Co., "A"                            100   $    2,800
--------------------------------------------------------------------------
  Aerospace - 3.8%
    B.E. Aerospace, Inc.*                               4,000   $   66,000
    Raytheon Co.                                          300       15,450
    Rockwell International Corp.                          100        5,200
                                                                ----------
                                                                $   86,650
--------------------------------------------------------------------------
  Agricultural Products - 0.8%
    Case Corp.                                            400   $   18,200
--------------------------------------------------------------------------
  Airlines - 0.5%
    Midwest Express Holdings, Inc.                        400   $   12,100
--------------------------------------------------------------------------
  Automotive - 1.3%
    Goodrich (B.F.) Co.                                   300   $   11,250
    Harvard Industries, Inc.                            2,200       17,050
                                                                ----------
                                                                $   28,300
--------------------------------------------------------------------------
  Banks and Credit Companies - 0.7%
    Wells Fargo & Co.                                      66   $   16,418
--------------------------------------------------------------------------
  Building - 5.3%
    Eljer Industries, Inc.                              3,000   $   31,125
    Nortek, Inc.                                        3,000       41,250
    Walter Industries, Inc.                             3,500       46,812
                                                                ----------
                                                                $  119,187
--------------------------------------------------------------------------
  Business Services - 3.6%
    ADT Ltd.*                                           1,675   $   32,872
    Alco Standard Corp.                                 1,100       47,987
                                                                ----------
                                                                $   80,859
--------------------------------------------------------------------------
  Cellular Telephones - 0.6%
    Telephone & Data Systems, Inc.                        300   $   12,788
--------------------------------------------------------------------------
  Chemicals - 2.1%
    Dexter Corp.                                          500   $   14,562
    NL Industries, Inc.                                 3,000       33,000
                                                                ----------
                                                                $   47,562
--------------------------------------------------------------------------
  Computer Software - Systems - 2.3%
    Adobe Systems, Inc.                                   600   $   20,925
    Cerner Corp.                                          900       12,600
    Sybase, Inc.*                                       1,100       17,720
                                                                ----------
                                                                $   51,245
--------------------------------------------------------------------------
  Conglomerates - 1.3%
    Insilco Corp.                                         800   $   28,800
--------------------------------------------------------------------------
  Consumer Goods and Services - 7.4%
    Darling International, Inc.                         1,300   $   34,450
    Philip Morris Cos., Inc.                              190       17,053
    Thermadyne Industries Holdings Corp.                2,000       41,750
    Tyco International Ltd.                               700       29,575
    UST, Inc.                                             530       15,900
    Westpoint Stevens, Inc.                             1,100       28,737
                                                                ----------
                                                                $  167,465
--------------------------------------------------------------------------
  Containers - 1.2%
    Atlantis Plastics, Inc.                             3,000   $   16,125
    Sea Containers Ltd., "A"                              600       11,250
                                                                ----------
                                                                $   27,375
--------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Loral Space & Communications Corp.*                   400   $    5,600
--------------------------------------------------------------------------
  Electrical Equipment - 0.5%
    Honeywell, Inc.                                       200   $   11,625
--------------------------------------------------------------------------
  Electronics - 1.8%
    Altera Corp.*                                         100   $    4,400
    Analog Devices, Inc.                                  200        4,825
    Atmel Corp.*                                          400       10,350
    Intel Corp.                                           270       21,549
                                                                ----------
                                                                $   41,124
--------------------------------------------------------------------------
  Entertainment - 16.8%
    American Radio Systems Corp., "A"*                    200   $    7,100
    Chancellor Broadcast Corp., "A"*                    1,300       48,750
    Evergreen Media Corp., "A"                            150        4,725
    EZ Communications, Inc., "A"                        2,000       83,500
    Golden Bear Golf, Inc.*                               100        2,025
    Harrah's Entertainment, Inc.*                       2,000       38,000
    Harveys Casino Resorts                                700       12,075
    Jacor Communications, Inc.*                           400       13,400
    LIN Television Corp.*                                 700       25,025
    New World Communications, "A"                       2,000       46,125
    Osborn Communications Corp.                         3,300       49,500
    Showboat, Inc.                                        400        7,950
    Viacom, Inc., "B"*                                    400       12,600
    Young Broadcasting, Inc., "A"                         800       27,700
                                                                ----------
                                                                $  378,475
--------------------------------------------------------------------------
  Financial Institutions - 2.7%
    Beneficial Corp.                                      300   $   16,912
    Federal Home Loan Mortgage Corp.                      300       26,512
    Union Planters Corp.                                  500       16,438
                                                                ----------
                                                                $   59,862
--------------------------------------------------------------------------
  Food and Beverage Products - 0.7%
    Interstate Bakeries Corp.                             500   $   15,125
--------------------------------------------------------------------------
  Forest and Paper Products - 1.0%
    Kimberly-Clark Corp.                                  300   $   23,513
--------------------------------------------------------------------------
  Insurance - 0.5%
    PennCorp Financial Group, Inc.                        400   $   12,200
--------------------------------------------------------------------------
  Medical and Health Products - 0.7%
    Lilly (Eli) & Co.                                     100   $    5,725
    Uromed Corp.                                          900        9,338
                                                                ----------
                                                                $   15,063
--------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.8%
    OrNda Healthcorp., Inc.                               800   $   20,600
    Pacificare Health Systems, Inc., "B"*                 100        8,050
    St. Jude Medical, Inc.*                               700       25,112
    United Healthcare Corp.                               230        8,884
                                                                ----------
                                                                $   62,646
--------------------------------------------------------------------------
  Oil Services - 1.8%
    Mesa, Inc.                                          6,500   $   26,812
    Pennzoil Co.                                          200       10,675
    Tidewater, Inc.                                       100        3,838
                                                                ----------
                                                                $   41,325
--------------------------------------------------------------------------
  Oils - 0.2%
    Seacor Holdings, Inc.                                 100   $    4,550
--------------------------------------------------------------------------
  Photographic Products - 1.3%
    Anacomp, Inc.                                       1,975   $   15,677
    Eastman Kodak Co.                                     200       14,500
                                                                ----------
                                                                $   30,177
--------------------------------------------------------------------------
  Printing and Publishing - 1.5%
    Pulitzer Publishing Co.                               300   $   16,275
    Scripps (E.W.) Co., "A"                               400       17,800
                                                                ----------
                                                                $   34,075
--------------------------------------------------------------------------
  Railroads - 2.1%
    Burlington Northern Santa Fe Railway Co.              200   $   16,000
    Wisconsin Central Transportation Corp.*               900       31,725
                                                                ----------
                                                                $   47,725
--------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.5%
    Equity Inns, Inc.                                     900   $   11,250
--------------------------------------------------------------------------
  Restaurants and Lodging - 4.0%
    Felcor Suite Hotels, Inc.                             500   $   15,250
    Host Marriott Corp.                                   600        8,250
    Promus Hotel Corp.*                                 2,200       66,275
                                                                ----------
                                                                $   89,775
--------------------------------------------------------------------------
  Special Products and Services - 2.9%
    Gillette Holdings, Inc.+                              531   $   16,461
    IMO Industries, Inc.                                8,500       42,500
    Stanley Works                                         200        5,500
                                                                ----------
                                                                $   64,461
--------------------------------------------------------------------------
  Stores - 6.6%
    Carr-Gottstein Foods Co.                            7,500   $   30,937
    Carson Pirie Scott & Co.                              900       22,725
    Gantos, Inc.                                       15,000       60,937
    Office Depot, Inc.*                                   700       11,113
    Penney (J.C.), Inc.                                   200       10,575
    Sears, Roebuck & Co.                                  300       13,200
                                                                ----------
                                                                $  149,487
--------------------------------------------------------------------------
  Telecommunications - 5.7%
    C-Tec Corp.                                         1,500   $   38,625
    Cabletron Systems, Inc.*                              400       24,400
    Granite Broadcasting Corp.                          2,800       33,950
    Silver King Communications, Inc.                      775       20,150
    U.S. Robotics Corp.*                                  240       12,600
                                                                ----------
                                                                $  129,725
--------------------------------------------------------------------------
  Utilities - Electric - 1.6%
    Cinergy Corp.                                         400   $   12,000
    CMS Energy Corp.                                      300        8,963
    Illinova Corp.                                        400       10,450
    Nipsco Industries, Inc.                               100        3,700
                                                                ----------
                                                                $   35,113
--------------------------------------------------------------------------
Total U.S. Stocks                                               $1,962,645
--------------------------------------------------------------------------
Foreign Stocks - 3.1%
  Hong Kong - 2.0%
    Liu Chong Hing Bank (Financial Institutions)        2,000   $    2,819
    Semi-Tech (Global) Ltd. (Electronics)              21,000       35,444
    Wharf Holdings (Real Estate)                        2,000        7,553
                                                                ----------
                                                                $   45,816
--------------------------------------------------------------------------
  New Zealand - 0.6%
    Tranz Rail Holdings Ltd., ADR (Railroads)             900   $   13,500
--------------------------------------------------------------------------
  United Kingdom - 0.5%
    British Petroleum PLC, ADR (Oils)                     100   $   11,775
--------------------------------------------------------------------------
Total Foreign Stocks                                            $   71,091
--------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $1,992,527)               $2,033,736
--------------------------------------------------------------------------

Bonds - 5.5%
--------------------------------------------------------------------------
                                             Principal Amount
                                                (000 Omitted)
--------------------------------------------------------------------------
Financial Services - 1.3%
  Tiphook Finance Corp., 8s, 2000                        $ 40   $   28,000
--------------------------------------------------------------------------
Industrials - 4.2%
  Atlantis Group, Inc., 11s, 2003                        $ 20   $   19,900
  CHC Helicopter Corp., 11.5s, 2002                        26       25,350
  Fleming Cos., Inc., 10.625s, 2001                        10        9,500
  Grand Union Co., 12s, 2004                               20       19,850
  Harrah's Jazz Co., 14.25s, 2001                          40       20,800
                                                                ----------
                                                                $   95,400
--------------------------------------------------------------------------
Total Bonds (Identified Cost, $119,462)                         $  123,400
--------------------------------------------------------------------------

Preferred Stocks - 3.4%
--------------------------------------------------------------------------
                                                       Shares
--------------------------------------------------------------------------
  Mesa, Inc. (Oil Services)                             5,928   $   30,381
  Renaissance Cosmetics, Inc. (Consumer
    Goods and Services)+                                   20       20,000
  Supermarkets General Holdings Corp. (Supermarkets)    1,100       26,400
--------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $61,497)               $   76,781
--------------------------------------------------------------------------

Short Term Obligation - 3.5%
--------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)        Value
--------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 9/03/96
    at Amortized Cost                                    $ 80   $   79,977
--------------------------------------------------------------------------
Total Investments (Identified Cost, $2,253,463)                 $2,313,894
--------------------------------------------------------------------------

Short Sells - (1.9)%
--------------------------------------------------------------------------
                                                       Shares
--------------------------------------------------------------------------
  ValuJet, Inc. (Proceeds, $24,501)                    (3,500)  $  (43,750)
--------------------------------------------------------------------------
Other Assets, Less Liabilities - (0.5)%                            (11,509)
--------------------------------------------------------------------------
Net Assets - 100.0%                                             $2,258,635
--------------------------------------------------------------------------
Portfolio Footnotes:
 *Non-income producing security.
 +Restricted security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
------------------------------------------------------------------------------
                                                Equity     Research       Core
                                                Income   Growth and     Growth
August 31, 1996                                   Fund  Income Fund       Fund
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $448,832, $483,259 and
    $662,736, respectively)                   $474,801    $489,914   $680,691
  Cash                                           1,140       1,473      --
  Foreign currency, at value (identified
    cost, $0, $208 and $132,
    respectively)                                --            211        136
  Receivable for investments sold                --          --        27,091
  Net receivable for forward foreign
    currency exchange contracts sold             --          --             1
  Interest and dividends receivable              1,490         760        366
  Deferred organization expenses                 1,885       1,885      1,885
                                              --------    --------   --------
      Total assets                            $479,316    $494,243   $710,170
                                              --------    --------   --------
Liabilities:
  Payable for investments purchased           $  --       $  --      $ 19,677
  Net payable for forward foreign currency
    exchange contracts purchased                 --          --            13
  Accrued expenses and other liabilities         1,936       1,930      4,330
                                              --------    --------   --------
      Total liabilities                       $  1,936    $  1,930   $ 24,020
                                              --------    --------   --------
Net assets                                    $477,380    $492,313   $686,150
                                              ========    ========   ========
Net assets consist of:
  Paid-in capital                             $439,287    $453,853   $601,673
  Unrealized appreciation on investments and
    translation of assets and
    liabilities in foreign currencies           25,969       6,658     17,950
  Accumulated undistributed net realized
    gain on investments and
    foreign currency transactions                7,246      30,033     66,540
  Accumulated undistributed net investment
    income (loss)                                4,878       1,769        (13)
                                              --------    --------   --------
      Total                                   $477,380    $492,313   $686,150
                                              ========    ========   ========
Shares of beneficial interest outstanding      43,125      44,240     55,662
                                               ======      ======     ======
Class A shares:
  Net asset value and redemption price per
    share (net assets / shares of beneficial
    interest outstanding)                      $11.07      $11.13     $12.33
                                               ======      ======     ======
See notes to financial statements

------------------------------------------------------------------------------
                                                     Aggressive        Special
                                                         Growth  Opportunities
August 31, 1996                                            Fund           Fund
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $9,956,248 and $2,253,463,
    respectively)                                   $10,242,768    $2,313,894
  Cash                                                    4,808        --
  Deposits with banks for securities sold short          --            40,425
  Foreign currency, at value (identified cost, $0
    and $815, respectively)                              --               815
  Receivable for Fund shares sold                           225        --
  Receivable for investments sold                        16,199        39,211
  Interest and dividends receivable                       1,337         4,172
  Deferred organization expenses                          1,885         1,885
                                                    -----------    ----------
      Total assets                                  $10,267,222    $2,400,402
                                                    -----------    ----------

Liabilities:
  Cash overdraft                                    $    --        $   16,982
  Securities sold short, at value (proceeds, $0
    and $24,501, respectively)                           --            43,750
  Payable for investments purchased                      95,587        78,963
  Accrued expenses and other liabilities                 26,952         2,072
                                                    -----------    ----------
      Total liabilities                             $   122,539    $  141,767
                                                    -----------    ----------
Net assets                                          $10,144,683    $2,258,635
                                                    ===========    ==========
Net assets consist of:
  Paid-in capital                                   $ 8,696,282    $2,038,950
  Unrealized appreciation on investments and
    translation of assets and liabilities
    in foreign currencies                               286,520        41,182
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions     1,148,697       168,487
  Accumulated undistributed net investment income        13,184        10,016
                                                    -----------    ----------
      Total                                         $10,144,683    $2,258,635
                                                    ===========    ==========
Shares of beneficial interest outstanding             827,742       198,827
                                                      =======       =======
Class A shares:
  Net asset value and redemption price per share
    (net assets / shares of beneficial interest
    outstanding)                                       $12.26        $11.36
                                                       ======        ======

See notes to financial statements

Statements of Operations
------------------------------------------------------------------------------
                                                Equity     Research       Core
                                                Income   Growth and     Growth
Period Ended August 31, 1996*                     Fund  Income Fund       Fund
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                   $ 7,846     $ 5,213   $ 1,918
    Interest                                      1,004         771     2,442
                                                -------     -------   -------
      Total investment income                   $ 8,850     $ 5,984   $ 4,360
                                                -------     -------   -------
  Expenses -
    Management fee                              $ 1,986     $ 2,082   $ 2,361
    Shareholder servicing agent fee                 397         416       472
    Distribution and service fee                  1,324       1,388     1,574
    Registration fees                               665         670       737
    Auditing fees                                 5,000       5,000     5,000
    Printing                                        549         538       586
    Legal fees                                    1,884       1,884     1,884
    Amortization of organization expenses           286         286       286
    Custodian fee                                   143         302       160
    Postage                                        --          --         128
    Miscellaneous                                   135         144       283
                                                -------     -------   -------
      Total expenses                            $12,369     $12,710   $13,471
    Fees paid indirectly                           (108)       (130)     (118)
    Reduction of expenses by investment
      adviser                                    (8,289)     (8,417)   (8,631)
                                                -------     -------   -------
      Net expenses                              $ 3,972     $ 4,163   $ 4,722
                                                -------     -------   -------
        Net investment income (loss)            $ 4,878     $ 1,821   $  (362)
                                                -------     -------   -------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                     $ 7,246     $30,033   $66,902
    Foreign currency transactions                  --           (52)      (13)
                                                -------     -------   -------
      Net realized gain on investments and
        foreign currency transactions           $ 7,246     $29,981   $66,889
                                                -------     -------   -------
  Change in unrealized appreciation on
    investments and translation of assets
    and liabilities in foreign currencies       $25,969     $ 6,658   $17,950
                                                -------     -------   -------
        Net realized and unrealized gain on
          investments and foreign currency      $33,215     $36,639   $84,839
                                                -------     -------   -------
          Increase in net assets from
            operations                          $38,093     $38,460   $84,477
                                                =======     =======   =======

*For the period from the commencement of investment operations, January 2, 1996 to August 31, 1996.

See notes to financial statements

------------------------------------------------------------------------------
                                                     Aggressive        Special
                                                         Growth  Opportunities
Period Ended August 31, 1996*                              Fund           Fund
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                         $   12,981     $  8,807
    Interest                                              25,327       20,441
                                                      ----------     --------
      Total investment income                         $   38,308     $ 29,248
                                                      ----------     --------

  Expenses -
    Management fee                                    $   43,311     $  9,616
    Shareholder servicing agent fee                        8,675        1,923
    Distribution and service fee                          28,914        6,410
    Registration fees                                      6,498        3,779
    Auditing fees                                          5,000        5,000
    Postage                                                  577          168
    Printing                                               6,652        5,622
    Legal fees                                             2,284        3,975
    Amortization of organization expenses                    286          286
    Custodian fee                                          3,210          755
    Miscellaneous                                            895          497
                                                      ----------     --------
      Total expenses                                  $  106,302     $ 38,031
    Fees paid indirectly                                    (343)        (350)
    Reduction of expenses by investment adviser and
      distributor                                        (80,900)     (18,449)
                                                      ----------     --------
      Net expenses                                    $   25,059     $ 19,232
                                                      ----------     --------
        Net investment income                         $   13,249     $ 10,016
                                                      ----------     --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                           $1,148,697     $168,487
    Foreign currency transactions                            (65)       --
                                                      ----------     --------
      Net realized gain on investments and foreign
        currency transactions                         $1,148,632     $168,487
                                                      ----------     --------

  Change in unrealized appreciation on investments
    and translation of assets and liabilities in
    foreign currencies                                $  286,520     $ 41,182
                                                      ----------     --------
        Net realized and unrealized gain on
          investments and foreign currency            $1,435,152     $209,669
                                                      ----------     --------
          Increase in net assets from operations      $1,448,401     $219,685
                                                      ==========     ========

*For the period from the commencement of investment operations, January 2, 1996 to August 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets
------------------------------------------------------------------------------
                                                Equity     Research       Core
                                                Income   Growth and     Growth
Period Ended August 31, 1996*                     Fund  Income Fund       Fund
------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income (loss)                $  4,878    $  1,821   $   (362)
  Net realized gain on investments and
    foreign currency
    transactions                                 7,246      29,981     66,889
  Net unrealized gain on investments and
    foreign currency
    translation                                 25,969       6,658     17,950
                                              --------    --------   --------
      Increase in net assets from operations  $ 38,093    $ 38,460   $ 84,477
                                              --------    --------   --------

Fund shares (principal) transactions -
  Net proceeds from sale of shares            $449,397    $453,853   $605,756
  Cost of shares reacquired                    (10,110)      --        (4,083)
                                              --------    --------   --------
      Increase in net assets from Fund
        shares transactions                   $439,287    $453,853   $601,673
                                              --------    --------   --------
        Total increase in net assets          $477,380    $492,313   $686,150

Net assets:
  At beginning of period                      $  --       $  --      $  --
                                              --------    --------   --------
  At end of period (including accumulated
   undistributed net investment income
   (loss) of $4,878, $1,769 and ($13),
   respectively)                              $477,380    $492,313   $686,150
                                              ========    ========   ========

*For the period from the commencement of investment operations, January 2, 1996 to August 31, 1996.

See notes to financial statements

------------------------------------------------------------------------------
                                                     Aggressive        Special
                                                         Growth  Opportunities
Period Ended August 31, 1996*                              Fund           Fund
------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                             $    13,249    $   10,016
  Net realized gain on investments and foreign
    currency transactions                             1,148,632       168,487
  Net unrealized gain on investments and foreign
    currency translation                                286,520        41,182
                                                    -----------    ----------
      Increase in net assets from operations        $ 1,448,401    $  219,685
                                                    -----------    ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                  $ 9,192,182    $2,038,964
  Cost of shares reacquired                            (495,900)          (14)
                                                    -----------    ----------
      Increase in net assets from Fund shares
        transactions                                $ 8,696,282    $2,038,950
                                                    -----------    ----------
        Total increase in net assets                $10,144,683    $2,258,635

Net assets:
  At beginning of period                            $    --        $   --
                                                    -----------    ----------
  At end of period (including accumulated
    undistributed net investment
    income of $13,184 and $10,016, respectively)    $10,144,683    $2,258,635
                                                    ===========    ==========

*For the period from the commencement of investment operations, January 2, 1996 to August 31, 1996.

See notes to financial statements

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------
                                              Equity        Research            Core       Aggressive           Special
                                              Income      Growth and          Growth           Growth     Opportunities
Period Ended August 31, 1996*                   Fund     Income Fund            Fund             Fund              Fund
--------------------------------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $ 10.00         $ 10.00         $ 10.00          $ 10.00           $ 10.00
                                             -------         -------         -------          -------           -------
Income from investment operations# -
Net investment income (loss)(S)              $  0.13         $  0.05         $ (0.01)         $  0.02           $  0.06
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                  0.94            1.08            2.34             2.24              1.30
                                             -------         -------         -------          -------           -------
Total from investment operations             $  1.07         $  1.13         $  2.33          $  2.26           $  1.36
                                             -------         -------         -------          -------           -------
Net asset value - end of period              $ 11.07         $ 11.13         $ 12.33          $ 12.26           $ 11.36
                                             =======         =======         =======          =======           =======
Total return                                  10.70%++        11.30%++        23.30%++         22.60%++          13.60%++

Ratios (to average net assets)/Supplemental data(S):
  Expenses                                     1.50%+          1.50%+          1.50%+           0.44%+            1.50%+
  Net investment income (loss)                 1.83%+          0.65%+        (0.11)%+           0.23%+            0.78%+

Portfolio turnover                               56%             58%            204%             104%              108%
Average commission rate                      $0.0331         $0.0113         $ 0.411          $0.0555           $0.0361
Net assets at end of period (000 omitted)    $   477         $   492         $   686          $10,145           $ 2,259

  *For the period from the commencement of investment operations, January 2, 1996 to August 31, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
(S)The investment adviser voluntarily agreed to maintain the expenses of the Funds at not more than 1.50% of each Fund's average daily net assets. In the case of the Aggressive Growth Fund, the investment adviser and distributor voluntarily waived their management fee and distribution fee, respectively. To the extent actual expenses were over/under these limitations or, if these fees had been incurred by the Aggressive Growth Fund, the net investment loss per share and the ratios would have been:

     Net investment loss                     $(0.06)         $(0.13)         $(0.18)          $ (0.05)          $ (0.01)
     Ratios (to average net assets):
       Expenses                                4.67%+          4.58%+          4.28%+            1.84%+            2.97%+
       Net investment loss                   (0.78)%+        (1.86)%+        (2.34)%+          (0.66)%+          (0.16)%+
   The reduction of expenses by fees paid indirectly, as a percentage of net assets, amounted to:
                                             (0.03)%+        (0.03)%+        (0.02)%+             --             (0.02)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Series Trust I (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of eight Funds, as follows: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Equity Income Fund* (the Equity Income Fund), MFS Research Growth and Income Fund* (the Research Growth and Income Fund), MFS Core Growth Fund* (the Core Growth Fund), MFS Aggressive Growth Fund* (the Aggressive Growth Fund) and MFS Special Opportunities Fund* (the Special Opportunities
Fund). Each Fund, except MFS Managed Sectors Fund, MFS World Asset Allocation Fund and the Special Opportunities Fund, is diversified.

The Funds denoted with an asterisk (*) above are included within these financial statements.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses -- Costs incurred by the Funds in connection with their organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of each Fund.

Forward Foreign Currency Exchange Contracts -- The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Funds may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. They may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Funds may enter into contracts with the intent of changing the relative exposure of each Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Short Sales -- The Special Opportunities Fund may enter into short sales. A short sale transaction involves selling a security which the Fund does not own with the intent of purchasing it later at a lower price. The Fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Possible losses from short sales can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale. Whenever the Fund engages in short sales, its custodian segregates cash or U.S. government securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Special Opportunities Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Special Opportunities Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly -- The Trust's custodian bank calculates its fee based on each Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

During the period ended August 31, 1996, the following amounts were reclassified due to differences between book and tax accounting for currency transactions. These changes had no effect on the net assets or net asset value per share.

                                               Research Growth                   Core             Aggressive
                                                    and Income                 Growth                 Growth
Increase (decrease):                                      Fund                   Fund                   Fund
-------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized
  gains on investments and foreign
  currency transactions                                    $52                  $(349)                   $65
Accumulated undistributed net investment
  income (loss)                                            (52)                   349                    (65)

(3) Transactions with Affiliates

Investment Adviser -- Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of each Fund's average daily net assets. For the period ended August 31, 1996 the investment adviser did not impose any of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay all of each Fund's operating expenses, exclusive of management and distribution and service fees. Each Fund in turn will pay MFS an expense reimbursement fee not greater than 1.50% of the average daily net assets of its Class A shares. To the extent that the expense reimbursement fee exceeds each Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1996, the aggregate unreimbursed expenses owed to MFS by each Fund amounted to:

 Equity     Research Growth        Core      Aggressive           Special
 Income          and Income      Growth          Growth     Opportunities
   Fund                Fund        Fund            Fund              Fund
-------------------------------------------------------------------------------
 $4,582              $4,531      $4,224        $  --                 $500

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of each Fund, all of whom receive remuneration for their services to each Fund from MFS. Certain of the officers and Trustees of each Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the Funds.

Distributor -- MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of the Funds for the period ended August 31, 1996.

The Trustees have adopted a distribution plan for Class A shares of each Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that each Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by each Fund. Distribution and service fees under the Class A distribution plan are currently being waived.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. There were no contingent deferred sales charges imposed during the period ended August 31, 1996 on Class A shares of each Fund.

Shareholder Servicing Agent -- MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of up to 0.15% attributable to Class A shares. MFSC is currently waiving its fee for an indefinite period.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                     Research
                           Equity  Growth and        Core   Aggressive         Special
                           Income      Income      Growth       Growth   Opportunities
                             Fund        Fund        Fund         Fund            Fund
--------------------------------------------------------------------------------------
Purchases
U.S. government securities $  --      $  --      $   --       $   --        $   18,788
                           ========   ========   ==========   ===========   ==========
Investments (non-U.S.
  government securities)   $660,739   $670,061   $1,355,824   $17,675,238   $3,989,576
                           ========   ========   ==========   ===========   ==========
Sales
U.S. government securities    --         --          --           --        $   18,360
                           ========   ========   ==========   ===========   ==========
Investments (non-U.S.
  government securities)   $218,619   $236,830   $  854,960   $ 9,017,486   $2,012,685
                           ========   ========   ==========   ===========   ==========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Funds, as computed on a federal income tax basis, are as follows:

                                     Research
                           Equity  Growth and        Core   Aggressive         Special
                           Income      Income      Growth       Growth   Opportunities
                             Fund        Fund        Fund         Fund            Fund
--------------------------------------------------------------------------------------
Aggregate cost             $448,974   $483,305     $666,084   $10,029,011   $2,255,731
                           ========   ========     ========   ===========   ==========
Gross unrealized
  appreciation             $ 33,745   $ 23,919     $ 29,764   $   798,892   $  187,895

Gross unrealized
  depreciation               (7,918)   (17,310)     (15,157)     (585,135)    (129,732)
                           --------   --------     --------   -----------   ----------

  Net unrealized
    appreciation           $ 25,827   $  6,609     $ 14,607   $   213,757   $   58,163
                           ========   ========     ========   ===========   ==========

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                     Research Growth and
                             Equity Income Fund           Income Fund         Core Growth Fund
Period Ended                 -------------------     ------------------     ------------------
August 31, 1996*              Shares     Amount      Shares     Amount      Shares     Amount
----------------------------------------------------------------------------------------------
Shares sold                   44,072   $449,397      44,240    $453,853    56,000    $605,756
Shares reacquired               (947)   (10,110)       --          --        (338)     (4,083)
                              ------   --------      ------    --------    ------    --------
  Net increase                43,125   $439,287      44,240    $453,853    55,662    $601,673
                              ======   ========      ======    ========    ======    ========

                                       Aggressive               Special
                                       Growth Fund        Opportunities Fund
                                  ---------------------  ---------------------
Period Ended August 31, 1996*      Shares       Amount    Shares       Amount
------------------------------------------------------------------------------
Shares sold                       868,195   $9,192,182   198,828   $2,038,964
Shares reacquired                 (40,453)    (495,900)       (1)         (14)
                                  -------   ----------   -------   ----------
  Net increase                    827,742   $8,696,282   198,827   $2,038,950
                                  =======   ==========   =======   ==========

*For the period from the commencement of investment operations, January 2, 1996 to August 31, 1996.

(6) Line of Credit

The Trust entered into an agreement which enables each of the Funds to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the Funds for the period ended August 31, 1996 ranged from $3 to $74.

(7) Financial Instruments

The Funds trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment each Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

Core Growth Fund

                                    Contracts to              In                     Net Unrealized
                      Settlement        Deliver/        Exchange       Contracts       Appreciation
Transactiontion             Date         Receive             For        at Value     (Depreciation)
---------------------------------------------------------------------------------------------------
Sell                     9/04/96     SEK  42,728         $6,448          $6,453          $  1
Buy                      9/03/96     DEM   6,354         $4,305          $4,292          $(13)
                                                         ======          ======          ====

DEM = German Marks
SEK = Swedish Kronor

At August 31, 1996, the Core Growth Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities

The Funds may invest not more than 15% of each Fund's net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 1996, the Research Growth and Income Fund and the Special Opportunities Fund owned the following restricted securities (consisting 1.4% and 1.6% of net assets, respectively). The Research Growth and Income Fund and the Special Opportunities Fund do not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                                     Date of
                               Description                       Acquisition       Shares         Cost        Value
-------------------------------------------------------------------------------------------------------------------
Research Growth and            Jarvis Hotels               6/21/96 - 7/02/96        1,300      $ 3,557      $ 3,288
  Income Fund                  Hong Leong Finance                    1/15/96        1,000        3,847        3,370
                                                                                                            -------
                                                                                                            $ 6,658
                                                                                                            =======

Special Opportunities          Gillette Holdings, Inc.               1/05/96          531      $10,221      $16,461
  Fund                         Renaissance Cosmetics, Inc.           8/08/96           20       20,000       20,000
                                                                                                             ------
                                                                                                            $36,461
                                                                                                            =======

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of MFS Equity Income Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Aggressive Growth Fund and MFS Special Opportunities Fund:

We have audited the accompanying statements of assets and liabilities of MFS Equity Income Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Aggressive Growth Fund and MFS Special Opportunities Fund, (the Funds) (five of the portfolios constituting MFS Series Trust I) including the schedules of portfolio investments, as of August 31, 1996, and the related statements of operations and the statements of changes in net assets and the financial highlights for the period from January 2, 1996 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. As audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies form brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Equity Income Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Aggressive Growth Fund and MFS Special Opportunities Fund at August 31, 1996, and the results of their operations, the changes in their net assets and financial highlights for the period from January 2, 1996 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.

                                            /s/ Ernst & Young LLP


Boston, Massachusetts
October 4, 1996




                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) EQUITY INCOME FUND

MFS(R) RESEARCH GROWTH AND INCOME FUND

MFS(R) CORE GROWTH FUND

MFS(R) AGGRESSIVE GROWTH FUND

MFS(R) SPECIAL OPPORTUNITIES FUND



500 Boylston Street
Boston, MA 02116


[logo] M F S(SM)
INVESTMENT MANAGEMENT
   We invented the mutual fund(SM)




(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street Boston, MA 02110
                                                               INC-3-4/10/96/390